Summary of significant accounting policies	12 Months Ended
Mar. 31, 2016
Summary of significant accounting policies

2.    Summary of significant accounting policies:

The accompanying consolidated financial statements are prepared and presented in accordance with accounting principles generally accepted in the United States of America.

Significant accounting policies are as follows:

(1)	Principal Accounting Policies

Basis of consolidation and accounting for investments in affiliated companies—

The consolidated financial statements include the accounts of NTT, its subsidiaries, and variable interest entities (“VIEs”). All significant intercompany transactions and accounts are eliminated in consolidation.

The fiscal years of certain foreign subsidiaries end on December 31, however, any significant subsequent transactions for the period from January 1 to March 31 are reflected in the results of operations of NTT Group.

As of April 1, 2015, certain of NTT’s consolidated subsidiaries changed their fiscal year ends from December 31 to March 31, thereby eliminating a three-month lag between their fiscal year ends and NTT’s fiscal year end in NTT’s consolidated financial statements. The elimination of this lag was applied as a change in accounting policy. NTT did not make any retrospective adjustments to its financial statements as these changes did not have a material impact on the consolidated financial statements for the fiscal year ended March 31, 2015. As a result of this change, NTT’s retained earnings have increased by ¥700 million, and its accumulated other comprehensive income (loss), noncontrolling interests and redeemable noncontrolling interests have decreased by ¥9,702 million, ¥595 million and ¥419 million, respectively, as of the beginning of the current fiscal year. In addition, the change in cash and cash equivalents resulting from this change in fiscal year end is presented in the consolidated statements of cash flows under “Increase (decrease) in cash and cash equivalents due to change in fiscal year end of consolidated subsidiaries.”

Investments in affiliated companies where NTT Group has the ability to exercise significant influence over the affiliated companies, but does not have a controlling financial interest, are accounted for under the equity method. NTT evaluates its investments in affiliates for impairment due to declines in value considered to be other than temporary. In performing its evaluations, NTT utilizes various information, as available, including cash flow projections, independent valuations and, if applicable, stock price analysis. In the event of a determination that a decline in value is other than temporary, a charge to earnings is recorded for the loss and a new cost basis in the investment is established.

Use of estimates—

The preparation of NTT’s consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include revenue recognition, estimated useful lives and recovery of the carrying amount of property, plant and equipment, software and certain other intangible assets, goodwill, investments, employees’ retirement benefit obligations, income tax uncertainties and realizability of deferred tax assets and accrued liabilities for point programs.

Effective July 1, 2014, NTT Group revised its estimate of the expected useful life of a part of the software for telecommunications network and internal-use software based on the actual utilization of the software to reflect an extended expected useful life of up to 7 years. This change in estimate has been accounted for prospectively.

The financial impact from this change in accounting estimate on the fiscal year ended March 31, 2015 to “Income before income taxes and equity in earnings (losses) of affiliated companies,” “Net income attributable to NTT” and “Per share of common stock” of “Net income attributable to NTT” adjusted to reflect the stock split (see Note 15 (“Equity”)) is ¥51,307 million, ¥21,754 million, and ¥9.95, respectively.

Revenue recognition—

Revenues arising from fixed voice related services, mobile voice related services, IP/packet communications services and other services are recognized at the time these services are provided to customers. With regard to revenues from mobile voice related services and IP/packet communications services, monthly billing plans for cellular “FOMA” (3G wireless services) services generally include a certain amount of allowances (free minutes and/or packets), and the used amount of the allowances is subtracted from total usage in calculating the airtime revenue from a subscriber for the month. NTT Group introduced a billing arrangement, called “Nikagetsu Kurikoshi” (two-month carry over), “Zutto Kurikoshi” and “Packet Kurikoshi,” in which the unused allowances are automatically carried over. “Nikagetsu Kurikoshi” is a billing arrangement, in which the unused allowances of the monthly free minutes and/or packets are automatically carried over for up to the following two months. In addition, NTT Group offers an arrangement which enables the unused allowances that were carried over for the two months to be automatically used to cover the airtime and/or packet charges exceeding the allowances of the other subscriptions in the “Family Discount” group, a discount billing arrangement for families. Out of the unused allowance in a month, NTT Group defers the revenues based on the portion which is estimated to be used in the following two months. As for the portion which is estimated to expire, NTT Group recognizes the revenue attributable to such portion of allowances ratably as the remaining allowances are utilized, in addition to the revenue recognized when subscribers make calls or utilize data transmissions. On June 1, 2015, NTT Group started providing “Zutto Kurikoshi,” in which the unused allowances of the monthly free minutes and/or packets are automatically and indefinitely carried over up to the upper limit set by each billing plan, and thereby terminated “Nikagetsu Kurikoshi” in principle. Out of the unused allowance in a month, NTT Group defers the revenues based on the portion which is estimated to be used in the following months. However, the unused allowances are carried over indefinitely, and NTT Group does not have sufficient empirical evidence to reasonably estimate unused allowances that will be utilized in the following months. Hence NTT Group deducts and defers amounts allocated to unused allowances from revenues, which do not exceed the upper limit set by each billing plan. The deferred revenues are recognized as revenues in accordance with an actual use of the allowances in the following months. “Packet Kurikoshi” is a billing arrangement, in which the unused allowances of the monthly packet data which can be used without speed cap are automatically carried over for up to the following month. NTT Group defers revenues based on the portion of unused allowances that are estimated to be utilized in the next month. As NTT Group does not have sufficient empirical evidence to reasonably estimate unused allowances that will be utilized in the next month, NTT Group deducts and defers all amounts allocated to unused allowances from revenues. The deferred revenues are recognized as revenues in the next month.

Non-recurring upfront fees such as activation fees are deferred and recognized as revenues over the estimated average period of the subscription for each service. The related direct costs are deferred only to the extent of the non-recurring upfront fee amount and are amortized over the same period.

Sales of telecommunication equipment are recognized as income upon delivery of the equipment to purchasers, primarily agent resellers, when title to the product, and the risk and rewards of ownership, have been substantially transferred. Certain commissions paid to purchasers, primarily agent resellers, and incentives given to subscribers are recognized as a reduction of sales of telecommunication equipment.

NTT Group has offered an incentive program which provides certain discounts for subscribers who purchase qualified smartphones under the installment payment arrangement. Under the incentive program, NTT Group provides subscribers with the discounts depending on the number of installment payments upon certain events including replacement of the original smartphones. From the fiscal year ended March 31, 2015, NTT Group has recognized estimated future discount amount as a reduction of revenue since NTT Group developed sufficient empirical evidence such as an analysis of the historical churn rate and replacement rate of the qualified and other smartphones to reasonably estimate the future discount amount.

With regard to sales of telecommunication equipment in the mobile communications business, NTT Group enables subscribers to select installment payments over a period of 12 or 24 months. When installment payments are selected, under an agreement entered into among NTT Group, the subscribers and the agent resellers, NTT Group provides financing by providing funds to the agent reseller for the purchase of mobile handsets by the subscriber. NTT Group then includes the current installment for the receivable for the purchased handset in its invoices for basic monthly charges and airtime charges for the installment payment term. Because equipment sales are recognized upon delivery of handsets to agent resellers, the advance payment for the purchased handset to agent resellers and subsequent cash collection of the installment receivable for the purchased handset from subscribers do not have an impact on our equipment sales.

Revenues from system integration services are recognized as work on contracts progresses. However, in cases where the contract period is short and the difference in the impact on the financial position or results of operations is immaterial, or in cases where it is difficult to make a reasonable estimate on the progress of the contracted work, revenues are recognized upon completion of the contracted services.

Provision for estimated losses on system integration projects, if any, is made in the fiscal period in which the loss becomes evident.

Cash and cash equivalents, short-term investments—

Excess cash is mainly invested in time deposits, marketable bonds of the Japanese Government or commercial paper. Those with original maturities of three months or less are classified as “Cash and cash equivalents” in the consolidated balance sheets. Those with original maturities of longer than three months and remaining maturities of 12 months or less at the end of the fiscal year are classified as “Short-term investments” in the consolidated balance sheets.

NTT Group has maintained a global cash management system (“Global CMS”) with a single financial institution since 2012 in order to improve the efficiency and effectiveness of its cash management. The Global CMS receives excess cash and extends loans to participating subsidiaries. In March 2015, this arrangement was modified to introduce a right to offset provision allowing the Global CMS to offset positive and negative cash balances that meet the criteria for offsetting, effective from the fiscal year ended March 31, 2015. NTT’s consolidated balance sheets as of March 31, 2015 and 2016 reflect such offset of ¥95,556 million and ¥123,608 million, respectively.

Foreign currency translation and transactions—

All asset and liability accounts of foreign subsidiaries and affiliates are translated into Japanese yen at appropriate year-end exchange rates and all income and expense accounts are translated at the average exchange rates prevailing during the year. The resulting translation adjustments are recognized as a component of “Accumulated other comprehensive income (loss)”.

Foreign currency receivables and payables are re-measured at appropriate year-end exchange rates and the resulting foreign currency transaction gains or losses are recorded as “Other, net” in the consolidated statements of income.

NTT Group transacts limited business in foreign currencies. The effect of exchange rate fluctuations from the initial transaction date to the settlement date is recorded as “Other, net” in the consolidated statements of income.

Marketable securities and other investments—

Unrealized gains and losses on available-for-sale securities, whose fair values are readily determinable, are reported as a component of accumulated other comprehensive income (loss), net of taxes. Equity securities whose fair values are not readily determinable and equity securities for which sales are restricted by contractual requirements are carried at cost. NTT Group periodically reviews the carrying amounts of its marketable securities for impairments that are other than temporary. If this evaluation indicates there is an impairment that is other than temporary, the security is written down to its estimated fair value. Debt securities designated as held-to-maturity are carried at amortized cost and are reduced to net realizable value for declines in market value unless such declines are deemed to be temporary. Realized gains and losses, which are determined on the average cost method, are reflected in income.

Inventories—

Inventories consist of telecommunications equipment to be sold, projects in progress, materials and supplies, which are stated at the lower of cost or market. The cost of telecommunications equipment to be sold and materials is determined on a first-in first-out basis. The cost of projects in progress is mainly attributable to that of software production for customers or that of construction of real estate held for resale, including labor and subcontractors’ cost base. The cost of supplies is determined by the average cost method or by the specific identification method. Due to the rapid technological changes associated with the wireless communications business, NTT DOCOMO recognized losses on write-downs for the fiscal years ended March 31, 2014, 2015 and 2016 totaling ¥4,415 million, ¥13,716 million and ¥18,880 million, respectively, which are included in “Cost of equipment sold” in the consolidated statements of income.

Property, plant and equipment and depreciation—

Property, plant and equipment are stated at cost. Depreciation is computed principally using a declining-balance method at rates based on estimated useful lives of the assets with the exception of buildings, for which the straight-line method is generally used. With minor exceptions, the estimated useful lives of depreciable properties (estimated economic life) are as follows:

Digital switch equipment (including wireless telecommunications equipment)	8 to 16 years
Cables	13 to 36 years
Tubes and tunnels	50 years
Reinforced concrete buildings	42 to 56 years
Machinery, vessels and tools	3 to 26 years

Depreciation expense is computed based on the total depreciable amount, which is cost, net of estimated residual value. Maintenance and repairs, including minor renewals and betterments, are charged to income as incurred.

Capitalized interest—

Interest is capitalized where it relates to the construction of property, plant and equipment over the period of construction. NTT Group also capitalizes interest associated with the development of internal-use software. NTT Group amortizes such capitalized interest over the estimated useful lives of the related assets. Total interest costs incurred were ¥51,460 million, ¥47,958 million and ¥45,446 million, of which ¥3,776 million, ¥3,942 million and ¥3,776 million were capitalized for the fiscal years ended March 31, 2014, 2015 and 2016, respectively.

Impairment of long-lived assets—

Long-lived assets to be held and used, including property, plant and equipment, software and certain other intangible assets with finite useful lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the total of the expected future undiscounted cash flows is less than the carrying amount of the asset, the loss recognized is the amount by which the carrying amount of the asset exceeds its fair value as measured through various valuation techniques, including discounted cash flow models, quoted market value and third-party independent appraisals, as considered necessary. Assets to be disposed of by sale are reported at the lower of the carrying amount or estimated fair value less costs to sell.

Goodwill, Software and other intangible assets—

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and recognized. Goodwill is not amortized, but tested for impairment at least annually and more frequently when indicators of impairment are present. NTT Group may perform a qualitative assessment to some or all of the reporting units before applying the two-step impairment test. If NTT Group concludes that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount including goodwill, it is not required to perform the two-step impairment test. NTT Group performs the qualitative assessment for certain goodwill but bypasses this qualitative assessment and proceeds directly to the two-step impairment test for other goodwill. Under the first step, the fair value of the reporting unit is compared with its carrying amount (including goodwill). If the fair value of the reporting unit is less than its carrying amount, an indication of goodwill impairment exists for that reporting unit and NTT Group must perform the second step of the impairment test (measurement). Fair values of the reporting units are determined using a discounted cash flow analysis, among other methods. Under the second step, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of the goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. If the fair value of the reporting unit exceeds its carrying amount, the second step does not need to be performed.

During the fiscal year ended March 31, 2015, NTT DOCOMO realigned its operating segments in order to reflect its changing business management. As a result of this realignment of operating segments, NTT Group reorganized the reporting structure of its mobile communications business segment into communications, smart life and other businesses reporting units. In conjunction with this change, NTT Group reassigned the goodwill attributable to these reporting units prior to the realignment to the communications, smart life and other businesses reporting units using a relative fair value allocation approach based on the composition of each business reporting unit prior to the realignment.

For the fiscal year ended March 31, 2016, NTT changed the goodwill impairment testing date for certain of NTT’s consolidated subsidiaries from September 30 to October 31. NTT concludes this change in accounting policy is preferable, as it more closely aligns the goodwill impairment testing date with NTT’s strategic planning processes and promotes more accurate goodwill impairment analysis. The change in testing date does not delay, accelerate or avoid any potential goodwill impairment loss for the consolidated fiscal year ended March 31, 2016. NTT also performed annual goodwill impairment tests on September 30, 2015 prior to the change in the testing date, and on October 31, 2015 following the change, in respect of the fiscal year ended March 31, 2016. NTT concluded that NTT’s goodwill was not impaired as of either dates.

Intangible assets other than goodwill primarily consist of computer software. NTT Group capitalizes the cost of internal-use software, which has a useful life in excess of one year. Subsequent additions, modifications or upgrades to internal-use software are capitalized only to the extent that they allow the software to perform a task it previously did not perform. Software maintenance and training costs are expensed in the period in which they are incurred. Capitalized computer software costs are amortized on a straight-line basis over a period of generally from five to seven years.

The intangible assets with indefinite lives are not amortized, but tested for impairment on an annual basis and when indicators of impairment are present.

Income taxes—

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the expected future tax consequences attributable to temporary differences between the financial statement carrying amounts and the tax bases of assets or liabilities and operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates, which are expected to be applicable during the periods in which existing temporary differences reverse and operating loss carryforwards are utilizable.

A valuation allowance is recognized to reduce deferred tax assets to the amount more likely than not to be realized.

The effect of income tax positions are recognized only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

Derivative financial instruments—

NTT Group uses several types of derivative financial instruments to manage market risks such as fluctuations in foreign currency exchange rates and interest rates. NTT Group does not use derivative instruments for trading or speculative purposes.

All derivatives are recognized as either assets or liabilities in the balance sheet at fair value and are reported in “Prepaid expenses and other current assets,” “Other assets,” “Current liabilities—Other” and “Long-term liabilities—Other” in the consolidated balance sheets. Classification of each derivative as current or non-current is based upon whether the maturity of each instrument is less than or greater than 12 months. Changes in fair value of derivative financial instruments are either recognized in income or shareholders’ equity (as a component of accumulated other comprehensive income (loss)), depending on whether the derivative financial instrument qualifies as a hedge and the derivative is being used to hedge changes in fair value or cash flows.

The fair values of forward exchange contracts, interest rate swap agreements, currency swap agreements, currency option agreements and forward contracts are measured by inputs derived principally from observable market data provided by financial institutions.

For derivatives classified as fair value hedges, changes in the fair value of derivatives designated and effective as fair value hedges for recognized assets or liabilities or unrecognized firm commitments are recognized in earnings as offsets to changes in the fair value of the related hedged assets or liabilities.

For derivatives classified as cash flow hedges, changes in the fair value of derivatives designated and effective as cash flow hedges for forecasted transactions or exposures associated with recognized assets or liabilities are initially recorded in other comprehensive income (loss) and reclassified into earnings when the hedged transaction affects earnings.

From time to time, however, NTT Group may enter into derivatives that economically hedge certain of its risks, even though hedge accounting does not apply. In these cases, changes in the fair values of these derivatives are recognized in current period earnings.

NTT Group formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedging transactions. This process includes linking all derivatives that are designated as fair value or cash flow hedges to (1) specific assets or liabilities on the balance sheet or (2) specific firm commitments or forecasted transactions. NTT Group also assesses (both at the hedge’s inception and on an ongoing basis at least quarterly) whether the derivatives that are used in hedging transactions have been highly effective in offsetting changes in the fair value or cash flows of hedged items and whether those derivatives may be expected to remain highly effective in future periods. When it is determined that a derivative is not highly effective as a hedge, NTT Group discontinues hedge accounting. The amounts representing hedges’ ineffectiveness and the component of derivative instruments’ gain or loss excluded from the assessment of hedge effectiveness are reported as “Other, net” in the consolidated statements of income.

Cash flows from financial instruments accounted for as hedges are classified in the consolidated statements of cash flows under the same category as the items being hedged.

Earnings per share—

Basic earnings per share (“EPS”) is computed based on the average number of shares outstanding during the year. Diluted EPS assumes the dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock. Since NTT did not issue dilutive securities, there is no difference between basic EPS and diluted EPS.

For information on NTT’s stock split, see note 15.

Variable Interest Entities—

NTT Group consolidates VIEs as the primary beneficiary if NTT Group has both the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance and the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

VIEs with assets totaling approximately ¥221 billion and ¥193 billion as of March 31, 2015 and 2016, respectively, which were established to develop and lease real estate for rental, for the purpose of securitization of mainly real estate, have been recognized and consolidated as VIEs in which NTT Group is the primary beneficiary.

Assets and liabilities of VIEs established to develop and lease real estate at March 31, 2015 and 2016 are included in the consolidated balance sheets as follows:

	2015	2016
	Millions of yen
	Develop and lease real estate (*1,2)
Current assets	¥29,821	¥21,550
Property, plant and equipment	188,854	168,252
Investments and other assets	2,489	2,766
Current liabilities	3,502	2,648
Long-term liabilities	80,986	65,196

(*1)	Property, plant and equipment, Current liabilities and Long-term liabilities of VIEs established to develop and lease real estate included “Land” totaling ¥133,913 million and ¥122,878 million, “Current portion of long-term debt” totaling ¥825 million and ¥800 million, and “Long-term debt” totaling ¥51,791 million and ¥37,300 million at March 31, 2015 and 2016, respectively.
(*2)	“Current portion of long-term debt” and “Long-term debt (excluding current portion)” above are secured by the VIEs’ land and buildings totaling ¥238,280 million and ¥230,636 million at March 31, 2015 and 2016, respectively.

There is no VIE in which NTT Group holds a significant variable interest but is not the primary beneficiary as of March 31, 2016.

Asset Retirement Obligations—

NTT Group’s legal obligations associated with the retirement of tangible long-lived assets are recorded as liabilities, measured at fair value, when those obligations are incurred if a reasonable estimate of fair value can be made. Upon initially recognizing liabilities for asset retirement obligations, an entity must capitalize the cost by recognizing an increase in the carrying amount of the related tangible long-lived assets.

NTT Group’s asset retirement obligations primarily relate to obligations to restore leased land and buildings for NTT Group’s telecommunications equipment to their original condition. NTT has concluded that their estimates of the fair value of these liabilities are immaterial.

Employees’ retirement benefits—

NTT Group recognizes the funded status of its benefit plan, measured as the difference between the plan assets at fair value and the benefit obligation, in the consolidated balance sheets. Changes in the funded status are recognized as changes in comprehensive income (loss) during the fiscal period in which such changes occur.

Pension benefits earned during the year as well as interest on projected benefit obligations are currently accrued. Prior service cost and net actuarial loss in excess of 10% of the greater of the projected benefit obligation or the fair value of plan assets, both of which are included in “Accumulated other comprehensive income (loss),” are amortized over the expected average remaining service period of employees on a straight-line basis.

Accrued liabilities for point programs—

NTT Group grants “points” to customers based on the usage of mobile, FLET’S Hikari and other services, which provide benefits, including discounts on merchandise, and records “Accrued liabilities for point programs” relating to the points that customers earn.

Redeemable noncontrolling interests—

A portion of noncontrolling interests of certain subsidiaries can be put to NTT Group upon certain events. As redemption of the noncontrolling interests is not solely in the control of NTT Group, the redemption amount based on fair value price is considered as “Redeemable noncontrolling interests” and presented in between Liabilities and Equity in the consolidated balance sheets.

As of March 31, 2015 and 2016, NTT Group believes that subsequent adjustment of the presented amount of redeemable noncontrolling interests is unnecessary mainly because they are not currently redeemable and it is not probable that they will become redeemable. NTT Group will annually reassess the probability.

For information on the changes in Redeemable noncontrolling interests, see note 14.

Reclassifications—

Certain items for prior periods’ financial statements have been reclassified to conform to the presentation for the fiscal year ended March 31, 2016.

(2)	Recently issued Accounting Standards

Revenue from Contracts with Customers—

On May 28, 2014, the FASB issued ASU 2014-09 “Revenue from Contracts with Customers,” which requires an entity to recognize the amount to which it expects to be entitled for the transfer of promised goods or services to customers. The ASU will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective.

The FASB also issued ASU 2016-08 “Principal versus Agent Considerations (Reporting Revenue Gross versus Net),” ASU2016-10 “Identifying Performance Obligations and Licensing,” ASU2016-12 “Narrow-Scope Improvements and Practical Expedients,” in March, April and May 2016, respectively, to amend ASU 2014-09 partially.

On August 12, 2015, the FASB issued ASU 2015-14 “Revenue from Contracts with Customers: Deferral of the Effective Date,” and deferred the effective date of ASU 2014-09 by one year. Consequently, the standard is expected to take effect for NTT Group on April 1, 2018. Early adoption of the standard as of April 1, 2017 would also be permitted.

NTT has not yet selected a transition method and is currently evaluating the effect that the ASU will have on NTT Group’s consolidated financial statements and related disclosures.

Recognition and Measurement of Financial Assets and Financial Liabilities—

On January 5, 2016, the FASB issued ASU 2016-01 “Recognition and Measurement of Financial Assets and Financial Liabilities,” which significantly changes the income statement impact of equity investments held by an entity, and the recognition of changes in fair value of financial liabilities when the fair value option is elected. The new standard is expected to take effect for NTT Group on April 1, 2018. NTT is currently evaluating the effect of adopting the ASU.

Leases—

On February 25, 2016, the FASB issued ASU 2016-02 “Leases,” which requires all lessees to recognize right-of-use assets and lease liabilities, principally. The new standard is expected to take effect for NTT Group on April 1, 2019. NTT is currently evaluating the effect of adopting the ASU.